                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 12, 2002

             NAVISTAR FINANCIAL SECURITIES CORPORATION ON BEHALF OF
                   NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

           33-87374                                     36-3731520
    (Commission File Number)                (IRS Employer Identification No.)

  2850 West Golf Road, Rolling Meadows, Illinois           60008
     (Address of principal executive offices)            (Zip Code)

  Registrant's telephone number, including area code (847) 734-4000

                MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 85

                            DEALER NOTE MASTER TRUST

                              CLASS A, DEALER NOTE
                           ASSET BACKED CERTIFICATES,
                                  SERIES 1995-1

Under the Series 1995-1  Supplement dated as of June 8, 1995 (the  "Supplement")
by  and  among  Navistar  Financial  Corporation,  ("NFC"),  Navistar  Financial
Securities  Corporation  ("NFSC")  and The Bank of New  York,  as  trustee  (the
"Master Trust Trustee") to the Pooling and Servicing  Agreement dated as of June
8, 1995 (as amended and  supplemented,  the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase  Manhattan  Bank, as 1990 Trust  Trustee,
the Master Trust Trustee is required to prepare certain  information  each month regarding  current  distributions  to certain  accounts  and  payments to Series
1995-1  Certificateholders as well as the performance of the Master Trust during the  previous  month.  The  information  which is required  to be prepared  with respect to the  Distribution  Date of September  25, 2002,  the Transfer Date of
September  24,  2002 and with  respect to the  performance  of the Master  Trust during the Due Period ended on August 31, 2002 and the Distribution Period ended
September 25, 2002 is set forth below.  Certain of the  information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.
Certain other  information is presented  based on the aggregate  amounts for the
Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall  have  the  meanings  assigned  to such  terms  in the  Agreement  and the
Supplement .

       1 NFC is Servicer under the Agreement.

       2 The undersigned is a Servicing Officer

       3 Master Trust Information.

     3.1 The amount of the Advance, if any, for the Due Period                                        219,376.10

     3.2 The amount of NITC Finance Charges for the Due Period                                      1,965,293.68

     3.3 The average daily balance of Dealer Notes outstanding during the Due Period              695,711,842.16

     3.4 The total amount of Advance Reimbursements for the Due Period                                      0.00

     3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period              290,409,989.82

     3.6 The aggregate principal amount of Dealer Notes purchased by the Master
         Trust during the Due Period                                                              311,025,724.02

     3.7 The amount of the Servicing Fee for the Due Period.                                          594,230.76

     3.8 The average daily Master Trust Seller's Interest during the Due Period.                  140,486,470.31

     3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV of the Supplement).                   140,486,470.31

    3.10 The aggregate amount of Collections for the Due Period.                                  533,969,991.90

    3.11 The aggregate amount of Finance Charge Collections for the Due Period.                     3,785,405.81

    3.12 The aggregate amount of Principal Collections for the Due Period.                        530,184,586.09

    3.13 The amount of Dealer Note Losses for the Due Period.                                               0.00

    3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period.               713,076,914.60

    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV of the
         Agreement.                                                                               239,774,596.27

    3.16 Eligible Investments in the Excess Funding Account:

         a.  The aggregate amount of funds invested in Eligible Investments.                                0.00

         b.  Description of each Eligible Investment.                                                       0.00

         c.  The rate of interest applicable to each such Eligible Investment.                             0.00%

         d.  The rating of each such Eligible Investment                                                    0.00

    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles, as
         of the end of the Due Period.                                                             10,155,648.90

    3.18 The Dealers with the five largest aggregate outstanding principal amounts of
         Dealer Notes in the Master Trust as of the end of the Due Period.
       i)Wolfington Body Co Inc
      ii)Southland Intl Trks
     iii)Nalley Motor Trucks
      iv)Lee-Smith Inc
       v)Freund Equip Inc

    3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days) as a percentage of the total principal amount outstanding, as of the end
         of the Due Period.                                                                                0.68%

     4.0 Series 1995-1 Information.

     4.1 The Deficiency Amount as of the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement).                                           0.00

    4.2a The Maximum Subordinated Amount as of the Transfer Date (after giving
         effect to the transactions set forth in Article IV of the Supplement).                    31,000,000.00

    4.2b The Available Subordinated Amount as of the Transfer Date (after giving
         effect to the transactions set forth in Article IV of the Supplement).                    31,000,000.00

     4.3 The Projected Spread for the following Distribution Period.                                2,500,000.00

     4.4 The amount on deposit in the Spread Account as of the Transfer Date (after
         giving effect to the transactions set forth in Article IV of the Supplement).              2,500,000.00

     4.5 The aggregate amount on deposit in the Liquidity Reserve Account as of the
         Transfer Date (after giving effect to the transactions set forth in Article IV of
         the Supplement).                                                                                   0.00

     4.6 The aggregate amount on deposit in the Negative Carry Reserve Fund as of the Transfer Date (after giving effect to the transactions set forth in Article IV
         of the Supplement).                                                                                0.00

     4.7 The Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments
         made on the Distribution Date).                                                          200,000,000.00

     4.8 The amount of Series Allocable Dealer Notes Losses for the Due Period.                             0.00

     4.9 The amount of Series Allocable Finance Charge Collections for the Due
         Period.                                                                                      954,611.21

    4.10 The amount of Series Allocable Principal Collections for the Due Period.                 133,703,009.29

    4.11 The amount of Series Principal Account Losses for the Due Period.                                  0.00

    4.12 The amount of Investor Dealer Note Losses for the Due Period.                                      0.00

    4.13 The amount of Investor Finance Charge Collections for the Due Period.                        794,522.91

    4.14 The amount of Investor Principal Collections for the Due Period.                         111,281,014.63

    4.15 The amount of Available Certificateholder's Interest Collections for the Due
         Period.                                                                                      890,663.35

    4.16 The amount of Series 1995-1 Shared Principal Collections for the Due Period.             111,281,014.63

    4.17 The aggregate amount of the Series 1995-1 Principal Shortfall, if any, for the
         Due Period.                                                                                        0.00

    4.18 The Seller's Percentage for the Due Period.                                                      16.77%

    4.19 The Excess Seller's Percentage for the Due Period.                                                2.74%

    4.20 The aggregate amount of Seller's Principal Collections for the Due Period.                22,421,994.66

    4.21 The amount of Available Seller's Finance Charge Collections for the Due
         Period.                                                                                      162,570.29

    4.22 The aggregate amount of Available Seller's Principal Collections for the Due
         Period.                                                                                   18,758,532.20

    4.23 The aggregate amount of Excess Seller's Principal Collections for the Due
         Period.                                                                                    3,663,462.45

    4.24 The Controlled Amortization Amount, if applicable, for the Due Period.                             0.00

    4.25 The Minimum Series 1995-1 Master Trust Seller's Interest as of the
         Distribution Date (after giving effect to the transactions set forth in Article IV
         of the Supplement).                                                                       39,722,732.03

    4.26 The Series 1995-1 Allocation Percentage for the Due Period.                                      25.22%

    4.27 The Floating Allocation Percentage for the Due Period.                                           83.23%

    4.28 The Principal Allocation Percentage, if applicable, for the Due Period.                           0.00%

    4.29 The total amount to be distributed on the Series 1995-1 Certificates on the
         Distribution Date.                                                                           475,870.40

    4.30 The total amount, if any, to be distributed on the Series 1995-1 Certificates on
         the Distribution Date allocable to the Invested Amount.                                            0.00

    4.31 The total amount, if any, to be distributed on the Series 1995-1 Certificates on
         the Distribution Date allocable to interest on the Series 1995-1 Certificates.               351,146.67

    4.32 The Draw Amount as of the Transfer Date.                                                           0.00

    4.33 The amount of Investor Charge-Offs as of the Transfer Date.                                        0.00

    4.34 The amount of reimbursement of Investor Charge-Offs as of the Transfer
         Date.                                                                                              0.00

    4.35 The amount of the Investor Servicing Fee to be paid on such Distribution
         Date.                                                                                        124,723.73

    4.36 The aggregate amount of funds on deposit in the Negative Carry Reserve
         Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement
         and of the Agreement).                                                                             0.00

    4.37 The aggregate amount of funds on deposit in the Series Principal Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement and
         of the Agreement).                                                                                 0.00

    4.38 The aggregate amount of funds on deposit in the Spread Account as of the end of the last day of the Due Period (after giving effect to payments and adjustments made pursuant to Article IV of the Supplement and the
         Agreement).                                                                                2,500,000.00

    4.39 Eligible Investments in the Series Principal Account:

         a.  The aggregate amount of funds invested in Eligible Investments.                                0.00

         b.  Description of each Eligible Investment:                                                         NA

         c.  The rate of interest applicable to each such Eligible Investment.                          _______%

         d.  The rating of each such Eligible Investment.                                                     NA

    4.40 Eligible Investments in the Liquidity Reserve Account:

         a.  The aggregate amount of funds invested in Eligible Investments.                                0.00

         b.  Description of each Eligible Investment:                                                         NA

         c.  The rate of interest applicable to each such Eligible Investment.                          _______%

         d.  The rating of each such Eligible Investment.                                                     NA

    4.41 The amount of Excess Interest Collections for the Due Period.                                414,792.94

    4.42 The amount of Investor Principal Collections treated as Shared Principal
         Collections for the Due Period.                                                          111,281,014.63

    4.43 The amount of Excess Interest Collections for the Due Period allocated to
         other Series.                                                                                      0.00

    4.44 The amount of Investor Principal Collections treated as Shared Principal
         Collections for the Due Period allocated to Other Series.                                          0.00

    4.45 The percentages and all other information calculated pursuant to Sections
         6.01 and 7.01 of the Supplement.                                                                     NA

    4.46 The amount of Remaining Available Seller's Principal Collections for the Due
         Period.                                                                                            0.00

    4.47 The amount of Series 1995-1 Shared Seller's Principal Collections for the Due
         Period.                                                                                   22,421,994.66

    4.48 The aggregate amount of Shared Seller's Principal Collections from Other
         Series for the Due Period.                                                                         0.00

    4.49 The amount of all Shared Seller's Principal Collections allocated to Series
         1995-1 for the Due Period.                                                                         0.00

    4.50 The aggregate amount of all Shared Seller's Principal Collections allocated to
         Other Series for the Due Period.                                                                   0.00

    4.51 The aggregate amount of all Early Distribution Amounts paid or deemed paid
         for the Distribution Period.                                                                       0.00

                MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 59

                            DEALER NOTE MASTER TRUST

                              CLASS A, DEALER NOTE
                           ASSET BACKED CERTIFICATES,
                                  SERIES 1997-1

Under  the  Series  1997-1   Supplement   dated  as  of  August  19,  1997  (the
"Supplement") by and among Navistar  Financial  Corporation,  ("NFC"),  Navistar
Financial  Securities  Corporation ("NFSC") and The Bank of New York, as trustee
(the "Master Trust Trustee") to the Pooling and Servicing  Agreement dated as of
June 8, 1995 (as amended and  supplemented,  the  "Agreement") by and among NFC,
NFSC,  the Master  Trust  Trustee and The Chase  Manhattan  Bank,  as 1990 Trust
Trustee,  the Master Trust  Trustee is required to prepare  certain  information each month regarding  current  distributions to certain accounts and payments to
Series 1997-1  Certificateholders as well as the performance of the Master Trust during the previous month. The information which is required to be prepared with respect to the  Distribution  Date of September  25, 2002,  the Transfer Date of
September  24,  2002 and with  respect to the  performance  of the Master  Trust during the Due Period ended on August 31, 2002 and the Distribution Period ended
September 25, 2002 is set forth below.  Certain of the  information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.
Certain other  information is presented  based on the aggregate  amounts for the
Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall  have  the  meanings  assigned  to such  terms  in the  Agreement  and the
Supplement .

       1 NFC is Servicer under the Agreement.

       2 The undersigned is a Servicing Officer

       3 Master Trust Information.

     3.1 The amount of the Advance, if any, for the Due Period                                        219,376.10

     3.2 The amount of NITC Finance Charges for the Due Period                                      1,965,293.68

     3.3 The average daily balance of Dealer Notes outstanding during the Due Period              695,711,842.16

     3.4 The total amount of Advance Reimbursements for the Due Period                                      0.00

     3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period.             290,409,989.82

     3.6 The aggregate principal amount of Dealer Notes purchased by the Master
         Trust during the Due Period.                                                             311,025,724.02

     3.7 The amount of the Servicing Fee for the Due Period.                                          594,230.76

     3.8 The average daily Master Trust Seller's Interest during the Due Period.                  140,486,470.31

     3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV of the Supplement).                   140,486,470.31

     3.1 The aggregate amount of Collections for the Due Period.                                  533,969,991.90

    3.11 The aggregate amount of Finance Charge Collections for the Due Period.                     3,785,405.81

    3.12 The aggregate amount of Principal Collections for the Due Period.                        530,184,586.09

    3.13 The amount of Dealer Note Losses for the Due Period.                                               0.00

    3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period.               713,076,914.60

    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV of the
         Agreement.                                                                               239,774,596.27

    3.16 Eligible Investments in the Excess Funding Account:

         a.  The aggregate amount of funds invested in Eligible Investments.                                0.00

         b.  Description of each Eligible Investment.                                                       0.00

         c.  The rate of interest applicable to each such Eligible Investment.                             0.00%

         d.  The rating of each such Eligible Investment                                                    0.00

    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles, as
         of the end of the Due Period.                                                             10,155,648.90

    3.18 The Dealers with the five largest aggregate outstanding principal amounts of
         Dealer Notes in the Master Trust as of the end of the Due Period.
       i)Wolfington Body Co Inc
      ii)Southland Intl Trks
     iii)Nalley Motor Trucks
      iv)Lee-Smith Inc
       v)Freund Equip Inc

    3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days) as a percentage of the total principal amount outstanding, as of the end
         of the Due Period.                                                                                0.68%

     4.0 Series 1997-1 Information.

     4.1 The Deficiency Amount as of the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement).                                           0.00

    4.2a The Maximum Subordinated Amount as of the Transfer Date (after giving
         effect to the transactions set forth in Article IV of the Supplement).                    31,000,000.00

    4.2b The Available Subordinated Amount as of the Transfer Date (after giving
         effect to the transactions set forth in Article IV of the Supplement).                    31,000,000.00

     4.3 The Projected Spread for the following Distribution Period.                                2,500,000.00

     4.4 The amount on deposit in the Spread Account as of the Transfer Date (after
         giving effect to the transactions set forth in Article IV of the Supplement).              2,500,000.00

     4.5 The aggregate amount on deposit in the Liquidity Reserve Account as of the
         Transfer Date (after giving effect to the transactions set forth in Article IV of
         the Supplement.                                                                                    0.00

     4.6 The Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments
         made on the Distribution Date).                                                          200,000,000.00

     4.7 The amount of Series Allocable Dealer Notes Losses for the Due Period.                             0.00

     4.8 The amount of Series Allocable Finance Charge Collections for the Due
         Period.                                                                                      943,489.69

     4.9 The amount of Series Allocable Principal Collections for the Due Period.                 132,145,326.98

    4.10 The amount of Series Principal Account Losses for the Due Period.                                  0.00

    4.11 The amount of Investor Dealer Note Losses for the Due Period.                                      0.00

    4.12 The amount of Investor Finance Charge Collections for the Due Period.                        794,512.66

    4.13 The amount of Investor Principal Collections for the Due Period.                         111,279,579.85

    4.14 The amount of Available Certificateholder's Interest Collections for the Due
         Period.                                                                                      889,575.09

    4.15 The amount of Series 1997-1 Shared Principal Collections for the Due Period.             111,279,579.85

    4.16 The aggregate amount of the Series 1997-1 Principal Shortfall, if any, for the
         Due Period.                                                                                        0.00

    4.17 The Seller's Percentage for the Due Period.                                                      15.79%

    4.18 The Excess Seller's Percentage for the Due Period.                                                2.74%

    4.19 The aggregate amount of Seller's Principal Collections for the Due Period.                20,865,747.13

    4.20 The amount of Available Seller's Finance Charge Collections for the Due
         Period.                                                                                      151,430.09

    4.21 The aggregate amount of Available Seller's Principal Collections for the Due
         Period.                                                                                   17,244,965.17

    4.22 The aggregate amount of Excess Seller's Principal Collections for the Due
         Period.                                                                                    3,620,781.96

    4.23 The Controlled Amortization Amount, if applicable, for the Due Period.                             0.00

    4.24 The Minimum Series 1997-1 Master Trust Seller's Interest as of the
          Distribution Date (after giving effect to the transactions set forth in Article IV
         of the Supplement).                                                                       37,000,000.00

    4.25 The Series 1997-1 Allocation Percentage for the Due Period.                                      24.92%

    4.26 The Floating Allocation Percentage for the Due Period.                                           84.21%

    4.27 The Principal Allocation Percentage, if applicable, for the Due Period.                           0.00%

    4.28 The total amount to be distributed on the Series 1997-1 Certificates on the
         Distribution Date.                                                                           450,868.80

    4.29 The total amount, if any, to be distributed on the Series 1997-1 Certificates on
         the Distribution Date allocable to the Invested Amount.                                            0.00

    4.30 The total amount, if any, to be distributed on the Series 1997-1 Certificates on
         the Distribution Date allocable to interest on the Series 1997-1 Certificates.               326,146.67

    4.31 The Draw Amount as of the Transfer Date.                                                           0.00

    4.32 The amount of Investor Charge-Offs as of the Transfer Date.                                        0.00

    4.33 The amount of reimbursement of Investor Charge-Offs as of the Transfer
         Date.                                                                                              0.00

    4.34 The amount of the Investor Servicing Fee to be paid on such Distribution
         Date.                                                                                        124,722.13

    4.35 The aggregate amount of funds on deposit in the Series Principal
         Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement
         and of the Agreement).                                                                             0.00

    4.36 The aggregate amount of funds on deposit in the Spread Account as of the end of the last day of the Due Period (after giving effect to payments and adjustments made pursuant to Article IV of the Supplement and the
         Agreement).                                                                                2,500,000.00

    4.37 Eligible Investments in the Series Principal Account:

         a.  The aggregate amount of funds invested in Eligible Investments.                                0.00

         b.  Description of each Eligible Investment:                                                         NA

         c.  The rate of interest applicable to each such Eligible Investment.                          _______%

         d.  The rating of each such Eligible Investment.                                                     NA

    4.38 Eligible Investments in the Liquidity Reserve Account:

         a.  The aggregate amount of funds invested in Eligible Investments.                                0.00

         b.  Description of each Eligible Investment:                                                         NA

         c.  The rate of interest applicable to each such Eligible Investment.                          _______%

         d.  The rating of each such Eligible Investment.                                                     NA

    4.39 The amount of Excess Interest Collections for the Due Period.                                438,706.29

    4.40 The amount of Investor Principal Collections treated as Shared Principal
         Collections for the Due Period.                                                          111,279,579.85

    4.41 The amount of Excess Interest Collections for the Due Period allocated to
         other Series.                                                                                      0.00

    4.42 The amount of Investor Principal Collections treated as Shared Principal
         Collections for the Due Period allocated to Other Series.                                          0.00

    4.43 The percentages and all other information calculated pursuant to Sections
         6.01 of the Supplement.                                                                              NA

    4.44 The amount of Remaining Available Seller's Principal Collections for the Due
         Period.                                                                                            0.00

    4.45 The amount of Series 1997-1 Shared Seller's Principal Collections for the Due
         Period.                                                                                   20,865,747.13

    4.46 The aggregate amount of Shared Seller's Principal Collections from Other
         Series for the Due Period.                                                                         0.00

    4.47 The amount of all Shared Seller's Principal Collections allocated to Series
         1997-1 for the Due Period.                                                                         0.00

    4.48 The aggregate amount of all Shared Seller's Principal Collections allocated to
         Other Series for the Due Period.                                                                   0.00

    4.49 The aggregate amount of all Early Distribution Amounts paid or deemed paid
         for the Distribution Period.                                                                         NA

                MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 51

                            DEALER NOTE MASTER TRUST

                              CLASS A, DEALER NOTE
                           ASSET BACKED CERTIFICATES,
                                  SERIES 1998-1

Under the Series 1998-1 Supplement dated as of July 17, 1998 (the  "Supplement")
by  and  among  Navistar  Financial  Corporation,  ("NFC"),  Navistar  Financial
Securities  Corporation  ("NFSC")  and The Bank of New  York,  as  trustee  (the
"Master Trust Trustee") to the Pooling and Servicing  Agreement dated as of June
8, 1995 (as amended and  supplemented,  the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase  Manhattan  Bank, as 1990 Trust  Trustee,
the Master Trust Trustee is required to prepare certain  information  each month regarding  current  distributions  to certain  accounts  and  payments to Series
1998-1  Certificateholders as well as the performance of the Master Trust during the  previous  month.  The  information  which is required  to be prepared  with respect to the  Distribution  Date of September  25, 2002,  the Transfer Date of
September  24,  2002 and with  respect to the  performance  of the Master  Trust during the Due Period ended on August 31, 2002 and the Distribution Period ended
September 25, 2002 is set forth below.  Certain of the  information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.
Certain other  information is presented  based on the aggregate  amounts for the
Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall  have  the  meanings  assigned  to such  terms  in the  Agreement  and the
Supplement .

       1 NFC is Servicer under the Agreement.

       2 The undersigned is a Servicing Officer

       3 Master Trust Information.

     3.1 The amount of the Advance, if any, for the Due Period                                        219,376.10

     3.2 The amount of NITC Finance Charges for the Due Period                                      1,965,293.68

     3.3 The average daily balance of Dealer Notes outstanding during the Due Period              695,711,842.16

     3.4 The total amount of Advance Reimbursements for the Due Period                                      0.00

     3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period.             290,409,989.82

     3.6 The aggregate principal amount of Dealer Notes purchased by the Master
         Trust during the Due Period.                                                             311,025,724.02

     3.7 The amount of the Servicing Fee for the Due Period.                                          594,230.76

     3.8 The average daily Master Trust Seller's Interest during the Due Period.                  140,486,470.31

     3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV of the Supplement).                   140,486,470.31

     3.1 The aggregate amount of Collections for the Due Period.                                  533,969,991.90

    3.11 The aggregate amount of Finance Charge Collections for the Due Period.                     3,785,405.81

    3.12 The aggregate amount of Principal Collections for the Due Period.                        530,184,586.09

    3.13 The amount of Dealer Note Losses for the Due Period.                                               0.00

    3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period.               713,076,914.60

    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV of the
         Agreement.                                                                               239,774,596.27

    3.16 Eligible Investments in the Excess Funding Account:

         a.  The aggregate amount of funds invested in Eligible Investments.                                0.00

         b.  Description of each Eligible Investment.                                                       0.00

         c.  The rate of interest applicable to each such Eligible Investment.                             0.00%

         d.  The rating of each such Eligible Investment                                                    0.00

    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles, as
         of the end of the Due Period.                                                             10,155,648.90

    3.18 The Dealers with the five largest aggregate outstanding principal amounts of
         Dealer Notes in the Master Trust as of the end of the Due Period.
       i)Wolfington Body Co Inc
      ii)Southland Intl Trks
     iii)Nalley Motor Trucks
      iv)Lee-Smith Inc
       v)Freund Equip Inc

    3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days) as a percentage of the total principal amount outstanding, as of the end
         of the Due Period.                                                                                0.68%

     4.0 Series 1998-1 Information.

     4.1 The Deficiency Amount as of the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement).                                           0.00

    4.2a The Maximum Subordinated Amount as of the Transfer Date (after giving
         effect to the transactions set forth in Article IV of the Supplement).                    31,000,000.00

    4.2b The Available Subordinated Amount as of the Transfer Date (after giving
         effect to the transactions set forth in Article IV of the Supplement).                    31,000,000.00

     4.3 The Projected Spread for the following Distribution Period.                                2,500,000.00

     4.4 The amount on deposit in the Spread Account as of the Transfer Date (after
         giving effect to the transactions set forth in Article IV of the Supplement).              2,500,000.00

     4.5 The aggregate amount on deposit in the Liquidity Reserve Account as of the
         Transfer Date (after giving effect to the transactions set forth in Article IV of
         the Supplement.                                                                                    0.00

     4.6 The Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments
         made on the Distribution Date).                                                          200,000,000.00

     4.7 The amount of Series Allocable Dealer Notes Losses for the Due Period.                             0.00

     4.8 The amount of Series Allocable Finance Charge Collections for the Due
         Period.                                                                                      943,489.69

     4.9 The amount of Series Allocable Principal Collections for the Due Period.                 132,145,326.98

    4.10 The amount of Series Principal Account Losses for the Due Period.                                  0.00

    4.11 The amount of Investor Dealer Note Losses for the Due Period.                                      0.00

    4.12 The amount of Investor Finance Charge Collections for the Due Period.                        794,512.66

    4.13 The amount of Investor Principal Collections for the Due Period.                         111,279,579.85

    4.14 The amount of Available Certificateholder's Interest Collections for the Due
         Period.                                                                                      889,575.09

    4.15 The amount of Series 1998-1 Shared Principal Collections for the Due Period.             111,279,579.85

    4.16 The aggregate amount of the Series 1998-1 Principal Shortfall, if any, for the
         Due Period.                                                                                        0.00

    4.17 The Seller's Percentage for the Due Period.                                                      15.79%

    4.18 The Excess Seller's Percentage for the Due Period.                                                2.74%

    4.19 The aggregate amount of Seller's Principal Collections for the Due Period.                20,865,747.13

    4.20 The amount of Available Seller's Finance Charge Collections for the Due
         Period.                                                                                      151,430.09

    4.21 The aggregate amount of Available Seller's Principal Collections for the Due
         Period.                                                                                   17,244,965.17

    4.22 The aggregate amount of Excess Seller's Principal Collections for the Due
         Period.                                                                                    3,260,781.96

    4.23 The Controlled Amortization Amount, if applicable, for the Due Period.                             0.00

    4.24 The Minimum Series 1998-1 Master Trust Seller's Interest as of the
          Distribution Date (after giving effect to the transactions set forth in Article IV
         of the Supplement).                                                                       37,000,000.00

    4.25 The Series 1998-1 Allocation Percentage for the Due Period.                                      24.92%

    4.26 The Floating Allocation Percentage for the Due Period.                                           84.21%

    4.27 The Principal Allocation Percentage, if applicable, for the Due Period.                           0.00%

    4.28 The total amount to be distributed on the Series 1998-1 Certificates on the
         Distribution Date.                                                                           452,535.46

    4.29 The total amount, if any, to be distributed on the Series 1998-1 Certificates on
         the Distribution Date allocable to the Invested Amount.                                            0.00

    4.30 The total amount, if any, to be distributed on the Series 1998-1 Certificates on
         the Distribution Date allocable to interest on the Series 1998-1 Certificates.               327,813.33

    4.31 The Draw Amount as of the Transfer Date.                                                           0.00

    4.32 The amount of Investor Charge-Offs as of the Transfer Date.                                        0.00

    4.33 The amount of reimbursement of Investor Charge-Offs as of the Transfer
         Date.                                                                                              0.00

    4.34 The amount of the Investor Servicing Fee to be paid on such Distribution
         Date.                                                                                        124,722.13

    4.35 The aggregate amount of funds on deposit in the Series Principal Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement and
         of the Agreement).                                                                                 0.00

    4.36 The aggregate amount of funds on deposit in the Spread Account as of the end of the last day of the Due Period (after giving effect to payments and adjustments made pursuant to Article IV of the Supplement and the
         Agreement).                                                                                2,500,000.00

    4.37 Eligible Investments in the Series Principal Account:

         a.  The aggregate amount of funds invested in Eligible Investments.                                0.00

         b.  Description of each Eligible Investment:                                                         NA

         c.  The rate of interest applicable to each such Eligible Investment.                          _______%

         d.  The rating of each such Eligible Investment.                                                     NA

    4.38 Eligible Investments in the Liquidity Reserve Account:

         a.  The aggregate amount of funds invested in Eligible Investments.                                0.00

         b.  Description of each Eligible Investment:                                                         NA

         c.  The rate of interest applicable to each such Eligible Investment.                          _______%

         d.  The rating of each such Eligible Investment.                                                     NA

    4.39 The amount of Excess Interest Collections for the Due Period.                                437,039.63

    4.40 The amount of Investor Principal Collections treated as Shared Principal
         Collections for the Due Period.                                                          111,279,579.85

    4.41 The amount of Excess Interest Collections for the Due Period allocated to
         other Series.                                                                                      0.00

    4.42 The amount of Investor Principal Collections treated as Shared Principal
         Collections for the Due Period allocated to Other Series.                                          0.00

    4.43 The percentages and all other information calculated pursuant to Sections
         6.01 of the Supplement.                                                                              NA

    4.44 The amount of Remaining Available Seller's Principal Collections for the Due
         Period.                                                                                            0.00

    4.45 The amount of Series 1998-1 Shared Seller's Principal Collections for the Due
         Period.                                                                                   20,865,747.13

    4.46 The aggregate amount of Shared Seller's Principal Collections from Other
         Series for the Due Period.                                                                         0.00

    4.47 The amount of all Shared Seller's Principal Collections allocated to Series
         1998-1 for the Due Period.                                                                         0.00

    4.48 The aggregate amount of all Shared Seller's Principal Collections allocated to
         Other Series for the Due Period.                                                                   0.00

    4.49 The aggregate amount of all Early Distribution Amounts paid or deemed paid
         for the Distribution Period.                                                                       0.00

                MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 26

                            DEALER NOTE MASTER TRUST

                                   DEALER NOTE
                           ASSET BACKED CERTIFICATES,
                                  SERIES 2000-1

Under the Series 2000-1 Supplement dated as of July 28, 2000 (the  "Supplement")
by  and  among  Navistar  Financial  Corporation,  ("NFC"),  Navistar  Financial
Securities  Corporation  ("NFSC")  and The Bank of New  York,  as  trustee  (the
"Master Trust Trustee") to the Pooling and Servicing  Agreement dated as of June
8, 1995 (as amended and  supplemented,  the "Agreement") by and among NFC, NFSC, the Master Trust Trustee and The Chase  Manhattan  Bank, as 1990 Trust  Trustee,
the Master Trust Trustee is required to prepare certain  information  each month regarding  current  distributions  to certain  accounts  and  payments to Series
2000-1  Certificateholders as well as the performance of the Master Trust during the  previous  month.  The  information  which is required  to be prepared  with respect to the  Distribution  Date of September  25, 2002,  the Transfer Date of
September  24,  2002 and with  respect to the  performance  of the Master  Trust during the Due Period ended on August 31, 2002 and the Distribution Period ended
September 25, 2002 is set forth below.  Certain of the  information is presented on the basis of an original principal amount of $1,000 per Investor Certificate.
Certain other  information is presented  based on the aggregate  amounts for the
Master Trust as a whole. Capitalized terms used but not otherwise defined herein shall  have  the  meanings  assigned  to such  terms  in the  Agreement  and the
Supplement .

       1 NFC is Servicer under the Agreement.

       2 The undersigned is a Servicing Officer

       3 Master Trust Information.

     3.1 The amount of the Advance, if any, for the Due Period                                        219,376.10

     3.2 The amount of NITC Finance Charges for the Due Period                                      1,965,293.68

     3.3 The average daily balance of Dealer Notes outstanding during the Due Period              695,711,842.16

     3.4 The total amount of Advance Reimbursements for the Due Period                                      0.00

     3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period.             290,409,989.82

     3.6 The aggregate principal amount of Dealer Notes purchased by the Master
         Trust during the Due Period.                                                             311,025,724.02

     3.7 The amount of the Servicing Fee for the Due Period.                                          594,230.76

     3.8 The average daily Master Trust Seller's Interest during the Due Period.                  140,486,470.31

     3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
         effect to the transactions set forth in Article IV of the Supplement).                   140,486,470.31

    3.10 The aggregate amount of Collections for the Due Period.                                  533,969,991.90

    3.11 The aggregate amount of Finance Charge Collections for the Due Period.                     3,785,405.81

    3.12 The aggregate amount of Principal Collections for the Due Period.                        530,184,586.09

    3.13 The amount of Dealer Note Losses for the Due Period.                                               0.00

    3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period.               713,076,914.60

    3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV of the
         Agreement.                                                                               239,774,596.27

    3.16 Eligible Investments in the Excess Funding Account:

         a.  The aggregate amount of funds invested in Eligible Investments.                                0.00

         b.  Description of each Eligible Investment.                                                       0.00

         c.  The rate of interest applicable to each such Eligible Investment.                             0.00%

         d.  The rating of each such Eligible Investment                                                    0.00

    3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles, as
         of the end of the Due Period.                                                             10,155,648.90

    3.18 The Dealers with the five largest aggregate outstanding principal amounts of
         Dealer Notes in the Master Trust as of the end of the Due Period.
       i)Wolfington Body Co Inc
      ii)Southland Intl Trks
     iii)Nalley Motor Trucks
      iv)Lee-Smith Inc
       v)Freund Equip Inc

    3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days) as a percentage of the total principal amount outstanding, as of the end
         of the Due Period.                                                                                0.68%

       4 Series 2000-1 Information.

     4.1 The Deficiency Amount as of the Transfer Date (after giving effect to the
         transactions set forth in Article IV of the Supplement).                                           0.00

    4.2a The Maximum Subordinated Amount as of the Transfer Date (after giving
         effect to the transactions set forth in Article IV of the Supplement).                    19,080,000.00

    4.2b The Available Subordinated Amount as of the Transfer Date (after giving
         effect to the transactions set forth in Article IV of the Supplement).                    19,080,000.00

     4.3 The Projected Spread for the following Distribution Period.                                2,650,000.00

     4.4 The amount on deposit in the Spread Account as of the Transfer Date (after
         giving effect to the transactions set forth in Article IV of the Supplement).              2,650,000.00

     4.5 The aggregate amount on deposit in the Liquidity Reserve Account as of the
         Transfer Date (after giving effect to the transactions set forth in Article IV of
         the Supplement.                                                                                    0.00

     4.6 The Invested Amount as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments
         made on the Distribution Date).                                                          212,000,000.00

     4.7 The amount of Series Allocable Dealer Notes Losses for the Due Period.                             0.00

     4.8 The amount of Series Allocable Finance Charge Collections for the Due
         Period.                                                                                      943,815.23

     4.9 The amount of Series Allocable Principal Collections for the Due Period.                 132,190,922.85

    4.10 The amount of Series Principal Account Losses for the Due Period.                                  0.00

    4.11 The amount of Investor Dealer Note Losses for the Due Period.                                      0.00

    4.12 The amount of Investor Finance Charge Collections for the Due Period.                        842,260.71

    4.13 The amount of Investor Principal Collections for the Due Period.                         117,967,179.55

    4.14 The amount of Available Certificateholder's Interest Collections for the Due
         Period.                                                                                      937,569.12

    4.15 The amount of Series 2000-1 Shared Principal Collections for the Due Period.             117,967,179.55

    4.16 The aggregate amount of the Series 2000-1 Principal Shortfall, if any, for the
         Due Period.                                                                                        0.00

    4.17 The Seller's Percentage for the Due Period.                                                      10.76%

    4.18 The Excess Seller's Percentage for the Due Period.                                                2.73%

    4.19 The aggregate amount of Seller's Principal Collections for the Due Period.                14,223,743.30

    4.20 The amount of Available Seller's Finance Charge Collections for the Due
         Period.                                                                                      104,102.82

    4.21 The aggregate amount of Available Seller's Principal Collections for the Due
         Period.                                                                                   10,614,931.10

    4.22 The aggregate amount of Excess Seller's Principal Collections for the Due
         Period.                                                                                    3,608,812.19

    4.23 The Controlled Amortization Amount, if applicable, for the Due Period.                             0.00

    4.24 The Minimum Series 2000-1 Master Trust Seller's Interest as of the
          Distribution Date (after giving effect to the transactions set forth in Article IV
         of the Supplement).                                                                       25,440,000.00

    4.25 The Series 2000-1 Allocation Percentage for the Due Period.                                      24.93%

    4.26 The Floating Allocation Percentage for the Due Period.                                           89.24%

    4.27 The Principal Allocation Percentage, if applicable, for the Due Period.                           0.00%

    4.28 The total amount to be distributed on the Series 2000-1 Certificates on the
         Distribution Date.                                                                           498,599.72

    4.29 The total amount, if any, to be distributed on the Series 2000-1 Certificates on
         the Distribution Date allocable to the Invested Amount.                                            0.00

    4.30 The total amount, if any, to be distributed on the Series 2000-1 Certificates on
         the Distribution Date allocable to interest on the Series 2000-1 Certificates.               366,382.13

    4.31 The Draw Amount as of the Transfer Date.                                                           0.00

    4.32 The amount of Investor Charge-Offs as of the Transfer Date.                                        0.00

    4.33 The amount of reimbursement of Investor Charge-Offs as of the Transfer
         Date.                                                                                              0.00

    4.34 The amount of the Investor Servicing Fee to be paid on such Distribution
         Date.                                                                                        132,217.59

    4.35 The aggregate amount of funds on deposit in the Series Principal Account as of the end of the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article IV of the Supplement and
         of the Agreement).                                                                                 0.00

    4.36 The aggregate amount of funds on deposit in the Spread Account as of the end of the last day of the Due Period (after giving effect to payments and adjustments made pursuant to Article IV of the Supplement and the
         Agreement).                                                                                2,650,000.00

    4.37 Eligible Investments in the Series Principal Account:

         a.  The aggregate amount of funds invested in Eligible Investments.                                0.00

         b.  Description of each Eligible Investment:                                                         NA

         c.  The rate of interest applicable to each such Eligible Investment.                          _______%

         d.  The rating of each such Eligible Investment.                                                     NA

    4.38 Eligible Investments in the Liquidity Reserve Account:

         a.  The aggregate amount of funds invested in Eligible Investments.                                0.00

         b.  Description of each Eligible Investment:                                                         NA

         c.  The rate of interest applicable to each such Eligible Investment.                          _______%

         d.  The rating of each such Eligible Investment.                                                     NA

    4.39 The amount of Excess Interest Collections for the Due Period.                                438,969.40

    4.40 The amount of Investor Principal Collections treated as Shared Principal
         Collections for the Due Period.                                                          117,967,179.55

    4.41 The amount of Excess Interest Collections for the Due Period allocated to
         other Series.                                                                                      0.00

    4.42 The amount of Investor Principal Collections treated as Shared Principal
         Collections for the Due Period allocated to Other Series.                                          0.00

    4.43 The percentages and all other information calculated pursuant to Sections
         6.01 and 7.01 of the Supplement.                                                                     NA

    4.44 The amount of Remaining Available Seller's Principal Collections for the Due
         Period.                                                                                            0.00

    4.45 The amount of Series 2000-1 Shared Seller's Principal Collections for the Due
         Period.                                                                                   14,223,743.30

    4.46 The aggregate amount of Shared Seller's Principal Collections from Other
         Series for the Due Period.                                                                         0.00

    4.47 The amount of all Shared Seller's Principal Collections allocated to Series
         2000-1 for the Due Period.                                                                         0.00

    4.48 The aggregate amount of all Shared Seller's Principal Collections allocated to
         Other Series for the Due Period.                                                                   0.00